Exhibit 10.2

SIXTH AMENDMENT TO CREDIT AGREEMENT

SIXTH AMENDMENT TO CREDIT AGREEMENT dated as of March 8, 2018 (this “Sixth Amendment”), is entered into among GLOBAL EAGLE ENTERTAINMENT INC., a Delaware corporation (the “Company”), the Guarantors identified on the signature pages hereto, the Lenders (as defined below) party hereto, and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Reference is made to the Credit Agreement, dated as of January 6, 2017 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Company, the Guarantors party thereto from time to time, the Administrative Agent, each lender from time to time party thereto (collectively, the “Lenders” and, individually, a “Lender”), CITIBANK, N.A., as L/C Issuer, and CITIBANK, N.A., as Swing Line Lender. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

RECITALS

WHEREAS, the Borrower intends to issue Second Lien Notes (as defined below) in an aggregate initial principal amount of $150,000,000 pursuant to the Second Lien Securities Purchase Agreement (as defined below);

WHEREAS, the Loan Parties have requested that the Lenders amend certain provisions of the Credit Agreement to permit the issuance of the Second Lien Notes and make other amendments to the Credit Agreement as described herein; and

WHEREAS, the Lenders signatory hereto, constituting the Required Lenders, are willing to agree to such amendments, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendments to Credit Agreement. On and as of the Sixth Amendment Effective Date:

(a) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Relevant Call Date” in Section 1.01 in its entirety as follows:

“Relevant Call Date” means June 30, 2020.

(b) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined terms in the correct alphabetical order in Section 1.01:

“Notes Collateral Agent” means the Collateral Agent under and as defined in the Second Lien Securities Purchase Agreement.

“Notes Intercreditor Agreement” means the Intercreditor and Subordination Agreement in substantially the form attached as an Exhibit to the Second Lien Securities Purchase Agreement, among the Borrower, the Notes Collateral Agent and the Administrative Agent (as amended, supplemented or otherwise modified in accordance with its terms).

“Second Lien Notes” means the Notes issued pursuant to and defined in the Second Lien Securities Purchase Agreement.

“Second Lien Securities Purchase Agreement” means the Securities Purchase Agreement, to be dated as of March 8, 2018 among the initial purchasers party thereto and the Borrower (as amended, supplemented, refinanced or otherwise modified in accordance with Section 7.13(b) hereof and the Notes Intercreditor Agreement).

(c) Section 2.05(b) of the Credit Agreement is hereby amended by adding the following as a new clause (ix):

“(ix) Following delivery by the Company of (i) its Annual Report on Form 10-K with the SEC for the fiscal year ended December 31, 2017 and (ii) the information required to be delivered to the Purchasers (as defined in the Second Lien Securities Purchase Agreement) pursuant to Section 7.1(d) of the Second Lien Securities Purchase Agreement, the Borrower shall repay the outstanding principal amount of all Revolving Credit Loans then outstanding, together with outstanding interest thereon.”

(d) Section 7.01 of the Credit Agreement is hereby amended by (A) deleting the “and” appearing at the end of clause (pp) thereof, (B) replacing the “.” at the end of clause (qq) thereof with “; and” and (C) inserting the following clause (rr) immediately after clause (qq) thereof:

“(rr) Liens securing Indebtedness incurred pursuant to Section 7.03(ee), subject to the Notes Intercreditor Agreement.”

(e) Section 7.03 of the Credit Agreement is hereby amended by (A) deleting the “and” appearing at the end of clause (cc) thereof, (B) replacing the “.” at the end of clause (dd) thereof with “; and” and (C) inserting the following clause (ee) immediately after clause (dd) thereof:

“(ee) Indebtedness in respect of the Second Lien Notes in the initial principal amount of $150,000,000 (as increased from time to time by any paid-in-kind interest) and any Permitted Refinancing thereof not prohibited by the Notes Intercreditor Agreement.”

(f) Section 7.13 of the Credit Agreement is hereby amended by adding the following as a new clause (c):

“(c) Make any interest payments in respect of the Second Lien Notes in cash prior to the earlier to occur of (i) March 15, 2021 and (ii) the last day of the most recently ended fiscal quarter of the Company for which financial statements have been delivered pursuant to Section 7.1 of the Second Lien Securities Purchase Agreement for which the Total Net Leverage Ratio (as defined in the Second Lien Securities Purchase Agreement) has decreased to 3.39 to 1.0.”

2. Waiver of Breakage. Each Revolving Credit Lender delivering a signature page to this Sixth Amendment hereby waives its right to claim reimbursement for any funding losses pursuant to Section 3.05 of the Credit Agreement on account of any prepayment of Revolving Credit Loans pursuant to Section 2.05(b)(ix) of the Credit Agreement.

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3. Effectiveness; Conditions Precedent. This Sixth Amendment shall be effective, as of the date first above written, on the first date (the “Sixth Amendment Effective Date”) on which each of the following conditions is satisfied:

(a) The Administrative Agent (or its counsel) shall have received from the Company, the Guarantors and the Required Lenders either a counterpart of this Sixth Amendment signed on behalf of such party or evidence satisfactory to the Administrative Agent (or its counsel), which may include a facsimile transmission or other electronic transmission (including email as .pdf or .tif attachment), that such party has signed a counterpart hereof.

(b) The representations and warranties set forth in Section 5 of this Sixth Amendment shall be true and correct as of the date hereof.

4. Reaffirmation.

(a) Validity of Obligations. The Company and each other Loan Party acknowledges and agrees that, both before and after giving effect to this Sixth Amendment, the Company and each other Loan Party is indebted to the Lenders for the Obligations, without defense, counterclaim or offset of any kind and the Company and each other Loan Party hereby ratifies and reaffirms the validity, enforceability and binding nature of such Obligations.

(b) Validity of Guarantees. Each Guarantor hereby confirms and agrees that, its guarantee under the Credit Agreement is, and shall continue to be, in full force and effect, and shall apply to all Obligations and such guarantee is hereby ratified and confirmed in all respects.

(c) Validity of Liens and Loan Documents. The Company and each other Loan Party hereby agrees and confirms that the Credit Agreement and each other Loan Document constitutes a legal, valid and binding obligation of the Company and each other Loan Party, in each case, to the extent party to such Loan Document, enforceable against the Company and each other Loan Party in accordance with its terms. The Company and each other Loan Party hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the Liens and security interests granted to the Administrative Agent for the benefit of the Secured Parties to secure any of the Obligations by the Company or any other Loan Party pursuant to the Loan Documents to which any of the Company or any other Loan Party is a party and hereby confirms and agrees that notwithstanding the effectiveness of this Sixth Amendment, and except as expressly amended by this Sixth Amendment, each such Loan Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Sixth Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement as amended by this Sixth Amendment. This Sixth Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement.

5. Representations and Warranties. Each Loan Party represents and warrants as follows:

(a) Power; Authorization; Enforceable Obligations. The Company and each other Loan Party has the requisite power and authority, and the legal right, to enter into this Sixth Amendment. The Company and each other Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Sixth Amendment. This Sixth Amendment constitutes a legal, valid and binding obligation of the Company and each other Loan Party signatory hereto, enforceable against the Company and each other Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

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(b) Accuracy of Representations and Warranties. Immediately after giving effect to this Sixth Amendment on the Sixth Amendment Effective Date, the representations and warranties of the Company and each other Loan Party set forth in the Loan Documents (including, for the avoidance of doubt, in the Credit Agreement) are true and correct in all material respects on and as of the Sixth Amendment Effective Date to the same extent as though made on and as of the Sixth Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c) No Default or Event of Default. As of the Sixth Amendment Effective Date, immediately after giving effect to this Sixth Amendment, no Default or Event of Default exists.

6. Expenses. The Company agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Sixth Amendment, including without limitation the reasonable and documented fees and expenses of the Administrative Agent’s legal counsel, in each case, in the manner set forth in Section 10.04 of the Credit Agreement.

7. Further Assurances. The Loan Parties agree to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Sixth Amendment.

8. Counterparts. This Sixth Amendment is a Loan Document. This Sixth Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Sixth Amendment by fax, email or other electronic transmission (including in .pdf or .tif format) shall be effective as delivery of a manually executed counterpart of this Sixth Amendment.

9. GOVERNING LAW. THIS SIXTH AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK

10. Effect of this Agreement. Except as expressly set forth herein, this Sixth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

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11. Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

12. Consent to Jurisdiction; Waiver of Jury Trial. The jurisdiction and waiver of jury trial provisions set forth in Sections 10.15 and 10.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

13. Notes Intercreditor Agreement. In accordance with Section 10.20 of the Credit Agreement, each of the undersigned Lenders hereby authorizes and instructs the Administrative Agent to enter into the Notes Intercreditor Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the date first above written.

GLOBAL EAGLE ENTERTAINMENT INC., as Borrower

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

GLOBAL EAGLE SERVICES, LLC

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

AIRLINE MEDIA PRODUCTIONS, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

ENTERTAINMENT IN MOTION, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

GLOBAL EAGLE ENTERTAINMENT OPERATIONS SOLUTIONS, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

EMC INTERMEDIATE, LLC

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

[Signature Page to Sixth Amendment to GEE Credit Agreement]

INFLIGHT PRODUCTIONS USA INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

POST MODERN EDIT, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

THE LAB AERO, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

ROW 44, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

N44HQ, LLC By: Row 44, Inc., its Sole Member

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

EMERGING MARKETS COMMUNICATIONS, LLC

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

[Signature Page to Sixth Amendment to GEE Credit Agreement]

EMC ACQUISITION, LLC

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

SCISCO PARENT, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

SEAMOBILE INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

MARITEL HOLDINGS, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

MARITIME TELECOMMUNICATIONS NETWORK, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

MTN GOVERNMENT SERVICES, INC.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

[Signature Page to Sixth Amendment to GEE Credit Agreement]

MTN LICENSE CORP.

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

EMC-JV HOLDCO LLC

By:	/s/ Paul Rainey
Name: Paul Rainey
Title: Chief Financial Officer

[Signature Page to Sixth Amendment to GEE Credit Agreement]

The Obsidian Master Fund as a Lender BY: BlackRock Financial Management, Inc., its Investment Advisor, as Lender

By:	/s/ Rob Jacobi
	Name	Rob Jacobi
	Title:	Vice President

BlackRock Credit Alpha Master Fund L.P. as a Lender By: BlackRock Financial Management Inc., in its capacity as investment advisor, as Lender

By:	/s/ Rob Jacobi
	Name	Rob Jacobi
	Title:	Vice President

CA 534 Offshore Fund, Ltd as a Lender By: BlackRock Financial Management, Inc., in its capacity as investment advisor

By:	/s/ Rob Jacobi
	Name	Rob Jacobi
	Title:	Vice President

BlackRock Multi-Strategy Master Fund Limited as a Lender By: BlackRock Institutional Trust Company, N.A., Its Investment Manager, as Lender

By:	/s/ Rob Jacobi
	Name	Rob Jacobi
	Title:	Vice President

[Signature Page to Sixth Amendment to GEE Credit Agreement]

ALM VII(R), LTD. By: Apollo Credit Management (CLO), LLC, its collateral manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

ALM VII(R)-2, LTD. By: Apollo Credit Management (CLO), LLC, its collateral manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

ALM V, LTD. By: Apollo Credit Management (CLO), LLC, its collateral manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

ALM VI, LTD. By: Apollo Credit Management (CLO), LLC, its collateral manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

[Signature Page to Sixth Amendment to GEE Credit Agreement]

ALM VII, LTD. By: Apollo Credit Management (CLO), LLC, its collateral manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

ALM VIII, LTD. By: Apollo Credit Management (CLO), LLC, its collateral manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

ALM XII, LTD. By: Apollo Credit Management (CLO), LLC, its collateral manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

ALM XIX, LTD. By: Apollo Credit Management (CLO), LLC, its collateral manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

[Signature Page to Sixth Amendment to GEE Credit Agreement]

ALM XVI, LTD. By: Apollo Credit Management (CLO), LLC, its collateral manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

ALM XVII, LTD. By: Apollo Credit Management (CLO), LLC, its collateral manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

ALM XVIII, LTD. By: Apollo Credit Management (CLO), LLC, its collateral manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

APOLLO SENIOR FLOATING RATE FUND INC. By: Apollo Credit Management, LLC, its investment adviser

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

[Signature Page to Sixth Amendment to GEE Credit Agreement]

APOLLO TACTICAL INCOME FUND INC. By: Apollo Credit Management, LLC, its investment adviser

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

HSBC Diversified Loan Fund—Syndicated Loan A S.a.r.l. By: Apollo Management International LLP, its portfolio manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

APOLLO LINCOLN FIXED INCOME FUND, L.P. By: Apollo Lincoln Fixed Income Management, LLC, its investment manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

PPF NOMINEE 2 B.V. By: Apollo Credit Management (Senior Loans), LLC, its investment manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

[Signature Page to Sixth Amendment to GEE Credit Agreement]

RR 1 LTD By: Apollo Credit Management (CLO), LLC, its collateral manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

RR 2 LTD By: Redding Ridge Asset Management LLC, its collateral manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Chief Legal Officer

RR 3 LTD By: Apollo Credit Management (CLO), LLC, its collateral manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

RRAM BETA 1, LTD. By: Redding Ridge Asset Management LLC, its asset manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Chief Legal Officer

[Signature Page to Sixth Amendment to GEE Credit Agreement]

APOLLO CREDIT FUNDING III LTD. By: Apollo ST Fund Management LLC, its investment manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

APOLLO CREDIT FUNDING IV LTD. By: Apollo ST Fund Management LLC, its collateral manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

APOLLO CREDIT FUNDING V LTD. By: Apollo ST Fund Management LLC, its investment adviser

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

APOLLO CREDIT FUNDING VI LTD. By: Apollo ST Fund Management LLC, its investment adviser

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

[Signature Page to Sixth Amendment to GEE Credit Agreement]

APOLLO TR US BROADLY SYNDICATED LOAN LLC By: Apollo Total Return Management LLC and Apollo Total Return Enhanced Management LLC, its managers

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

CADBURY MONDELEZ PENSION TRUST LIMITED By: Apollo TRF CM Management, LLC, its investment manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

MPI (LONDON) LIMITED By: Apollo TRF MP Management, LLC, its investment manager

/s/ Joseph D. Glatt
Name	Joseph D. Glatt
Title:	Vice President

[Signature Page to Sixth Amendment to GEE Credit Agreement]

AGF Floating Rate Income Fund By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

Brighthouse Funds Trust I - Brighthouse/Eaton Vance Floating Rate Portfolio By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

Eaton Vance CLO 2013-1 LTD By: Eaton Vance Management as Portfolio Manager

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

Eaton Vance CLO 2014-1 LTD By: Eaton Vance Management Portfolio Manager

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

[Signature Page to Sixth Amendment to GEE Credit Agreement]

Eaton Vance CLO 2015-1 LTD By: Eaton Vance Management Portfolio Manager

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

DaVinci Reinsurance Ltd. By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

Eaton Vance Floating-Rate Income Plus Fund By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

Eaton Vance Floating-Rate 2022 Target Term Trust By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

[Signature Page to Sixth Amendment to GEE Credit Agreement]

Eaton Vance Senior Floating-Rate Trust By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

Eaton Vance Floating-Rate Income Trust By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

Eaton Vance Senior Income Trust By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

[Signature Page to Sixth Amendment to GEE Credit Agreement]

Eaton Vance Short Duration Diversified Income Fund By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

Eaton Vance Institutional Senor Loan Fund By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

Eaton Vance Limited Duration Income Fund By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

Eaton Vance Floating-Rate Portfolio By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

[Signature Page to Sixth Amendment to GEE Credit Agreement]

Florida Power & Light Company By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

Pacific Select Fund-Floating Rate Loan Portfolio By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

Renaissance Investment Holding Ltd By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

Senior Debt Portfolio By: Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

[Signature Page to Sixth Amendment to GEE Credit Agreement]

Eaton Vance VT Floating-Rate Income Fund By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name	Michael B. Botthof
	Title:	Vice President

FRANKLIN CUSTODIAN FUNDS—FRANKLIN INCOME FUND, as Lender

By:	/s/ Richard Hsu
	Name	Richard Hsu
	Title:	Vice President, Franklin Advisers

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds, as Lender By: Sound Point Capital Management, LP as Sub-Advisor

By:	/s/ Andrew Wright
	Name	Andrew Wright
	Title:	Authorized Signatory

Cavello Bay Reinsurance Limited, as Lender By: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
	Name	Andrew Wright
	Title:	Authorized Signatory

[Signature Page to Sixth Amendment to GEE Credit Agreement]

Commonwealth of Pennsylvania, Treasury Department, as Lender By: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name Andrew Wright
Title: Authorized Signatory

Commonwealth of Pennsylvania, Treasury Department—Tuition Account Program, as Lender By: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name Andrew Wright
Title: Authorized Signatory

Kaiser Foundation Hospitals, as Lender By: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name Andrew Wright
Title: Authorized Signatory

Kaiser Permanente Group Trust, as Lender By: Sound Point Capital Management, LP as Manager, as Lender

By:	/s/ Andrew Wright
Name Andrew Wright
Title: Authorized Signatory

[Signature Page to Sixth Amendment to GEE Credit Agreement]

Privilege Underwriters Reciprocal Exchange, as Lender By: Sound Point Capital Management, LP as Manager, as Lender

By:	/s/ Andrew Wright
Name Andrew Wright
Title: Authorized Signatory

PURE Insurance Company, as Lender BY: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name Andrew Wright
Title: Authorized Signatory

Sound Point CLO III, Ltd., as Lender By: Sound Point Capital Management, LP as Manager, as Collateral Manager

By:	/s/ Andrew Wright
Name Andrew Wright
Title: Authorized Signatory

Sound Point CLO IV, Ltd., as Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name Andrew Wright
Title: Authorized Signatory

[Signature Page to Sixth Amendment to GEE Credit Agreement]

Sound Point CLO IX, Ltd., as Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name Andrew Wright
Title: Authorized Signatory

Sound Point CLO V, Ltd., as Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name Andrew Wright
Title: Authorized Signatory

Sound Point CLO VI, Ltd., as Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name Andrew Wright
Title: Authorized Signatory

Sound Point CLO VII, Ltd., as Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name Andrew Wright
Title: Authorized Signatory

[Signature Page to Sixth Amendment to GEE Credit Agreement]

Sound Point CLO VIII, Ltd., as Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name Andrew Wright
Title: Authorized Signatory

Sound Point CLO X, Ltd., as Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name Andrew Wright
Title: Authorized Signatory

Sound Point CLO XI, Ltd., as Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name Andrew Wright
Title: Authorized Signatory

Sound Point CLO XII, Ltd., as Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name Andrew Wright
Title: Authorized Signatory

[Signature Page to Sixth Amendment to GEE Credit Agreement]

Sound Point CLO XIV, Ltd., as Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name Andrew Wright
Title: Authorized Signatory

Sound Point CLO XV, Ltd., as Lender By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
Name Andrew Wright
Title: Authorized Signatory

Sound Point Senior Floating Rate Master Fund, L.P., as Lender By: Sound Point Capital Management, LP as Investment Manager

By:	/s/ Andrew Wright
Name Andrew Wright
Title: Authorized Signatory

Teamsters Pension Trust Fund of Philadelphia & Vicinity, as Lender BY: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
Name Andrew Wright
Title: Authorized Signatory

[Signature Page to Sixth Amendment to GEE Credit Agreement]